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                          INDUSTRIAL REAL ESTATE LEASE
                            (Single-Tenant Facility)

                               Table of Contents

ARTICLE ONE:        BASIC TERMS                                        Page 1

ARTICLE TWO:        LEASE TERM                                         Page 1

ARTICLE THREE:      BASE RENT                                          Page 2

ARTICLE FOUR:       OTHER CHARGES PAYABLE BY TENANT                    Page 2

ARTICLE FIVE:       USE OF PROPERTY                                    Page 6

ARTICLE SIX:        CONDITION OF PROPERTY;                             Page 7
                    MAINTENANCE, REPAIRS AND ALTERATIONS

ARTICLE SEVEN:      DAMAGE OR DESTRUCTION                              Page 8

ARTICLE EIGHT:      CONDEMNATION                                       Page 9

ARTICLE NINE:       ASSIGNMENT AND SUBLETTING                          Page 9

ARTICLE TEN:        DEFAULTS: REMEDIES                                Page 10

ARTICLE ELEVEN:     PROTECTION OF LENDERS                             Page 11

ARTICLE TWELVE:     LEGAL COSTS                                       Page 12

ARTICLE THIRTEEN:   MISCELLANEOUS PROVISIONS                          Page 12

ARTICLE FOURTEEN:   BROKERS                                           Page 14

ARTICLE FIFTEEN:    TOXIC AND HAZARDOUS SUBSTANCES                    Page 14

ARTICLE SIXTEEN:    RULES AND REGULATIONS                             Page 15

EXHIBIT A:          NET RENTABLE AREA
EXHIBIT B:          NOTICE OF LEASE TERM DATES
EXHIBIT C:          RULES AND REGULATIONS
EXHIBIT D:          RIGHT OF FIRST REFUSAL ON CONTIGUOUS SPACE

                    CONSTRUCTION OF IMPROVEMENTS RIDER
                    ENVIRONMENTAL INDEMNIFICATION RIDER

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                          INDUSTRIAL REAL ESTATE LEASE

                            (Single Tenant Facility)


ARTICLE ONE: BASIC TERMS

This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

        Section 1.01.   DATE OF LEASE: April 10, 1997

        Section 1.02. LANDLORD: Pacific Industrial Park, LLC, a Delaware limited liability company
Address of Landlord: 1095 E. Twain Ave., 2nd Floor, Las Vegas, NV 89109 attn:
Jim Stockhausen

        Section 1.03. TENANT: Multiple Zones International, Inc., a Washington corporation
Address of Tenant: 707 S. Grady Way, Renton, WA. 98005, phone (206) 430-3000.

        Section 1.04. PROPERTY: The demised premises (the "Property") is commonly referred to as 170 Gallagher Crest Dr., Henderson, NV, 89014 (the "Building"), as further described on Exhibit A attached hereto and incorporated herein by reference, "Net Rentable Area" of the Property (as described on Exhibit A) is approximately 18,720 square feet.

        Section 1.05. LEASE TERM: 60 months, beginning on May 1, 1997 or such other date as specified in this Lease, and ending on April 30, 2002.

        Section 1.06. RENT AND OTHER CHARGES PAYABLE BY TENANT:

        a. BASE RENT: six thousand five hundred fifty-two dollars and no cents ($6,552.00) per month for the first 12 months, as provided in Section 3.01, and shall be increased every 12 months after the Commencement Date, either (i) in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, U.S. All Cities Average, Consumer Price Index for Urban Wage Earners and Clerical Workers (for all items 1982 - 1984 =
100) [the "Index"], as provided in Section 3.02.

        (b) OTHER PERIODIC PAYMENTS: Tenant shall be responsible for payment of certain charges directly such as taxes (See Section 4.02), utilities (See Section 4.03), and insurance (See Section 4.04). In addition, Tenant shall be responsible for payment of Tenant's Proportionate Share of Common Area Costs (See Section 1.07 and Section 4.05).

        Section 1.07. TENANT'S PROPORTIONATE SHARE: (See Section 4.05) 7.95%

        Section 1.08. INITIAL SECURITY DEPOSIT: (See Section 3.03 and Paragraph 13.03(c)) six thousand five hundred fifty-two dollars and no cents ($6,552.00).

        Section 1.09. TENANT'S GUARANTEE: (If none, so state) None.

        Section 1.10. PERMITTED USES: (See Section 5.01)_______________________
_______________________________________________________________________________

        Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT: (See Section 4.05) twenty-five (25)

        Section 1.12. BROKERS: (See Article Fourteen) Lee & Associates

        Section 1.13. RIDERS: The following Riders are attached to and made a part of this lease: CONSTRUCTION OF IMPROVEMENTS RIDER, ENVIRONMENTAL INDEMNIFICATION RIDER

ARTICLE TWO: LEASE TERM

        Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease. At such time as the Commencement Date shall have been established, Landlord and Tenant shall execute Exhibit B attached hereto and incorporated herein by reference as a confirmation of said date.

        Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the first date specified in Section 1.05 above. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease. However, unless provided otherwise in the Lease, the Commencement Date shall be delayed until possession of the Property is delivered to Tenant but in no event than the later of: (a) June 15, 1997 or (b) sixty



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(60) days after approval by both Landlord and Tenant of the Final Plans as defined in the Construction of Improvements Rider attached hereto, unless agreed to otherwise in a written agreement between Landlord and Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute Exhibit B as confirmation of the Commencement Date.

        Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date with Landlord's permission, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease, including, without limitation, all insurance requirements. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

        Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property; including, without limitation, any claim made by any succeeding tenant based on or resulting from such failure to surrender. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be one hundred ten percent (110%) of the rent and all other charges due for the last month of the Lease Term. This provision shall not give Tenant any right to continue occupancy following expiration of this Lease except with the written consent of Landlord.

ARTICLE THREE: BASE RENT

        Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.06(a) above together with an estimate of Additional Rent (as hereinafter defined) for the first full month of the Lease Term. The Base Rent shall be appropriately prorated for any fractional month on the basis of a thirty (30) day month. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rate, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

        Section 3.02. COST OF LIVING INCREASES. The Base Rent shall be increased at the times specified in Paragraph 1.06(a) above, in proportion to the increase in the Index which has occurred between the month three (3) months prior to the first month of the Lease Term and the month three (3) months prior to the month in which the rent is to be increased. Landlord shall notify Tenant of each increase by delivering a written statement setting forth in Indices for the appropriate months, the percentage increase between those two Indices, and the new amount of the Base Rent. The Base Rent shall not be reduced from the last previous adjusted Base Rent by reason of any decrease in the Index. Tenant shall pay the new Base Rent from its effective date until the next periodic increase. Landlord's notice may be given after the effective date of the increase since the Index for the appropriate month may be unavailable on the effective date. In such event, Tenant shall pay Landlord the necessary rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the Date of Lease, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most early equivalent to the Index in effect on the Date of Lease. Landlord shall notify Tenant of the substituted index, which shall be used to calculate the increase in the Base Rent.

        Section 3.03. SECURITY DEPOSIT INCREASES. Each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Rent as the initial Security Deposit bore to the initial Base Rent.

        Section 3.04. TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, an equitable adjustment shall be made concerning advance rent, any other advance payments made by Tenant to Landlord, and accrued real property taxes, and Landlord shall refund any unused portion of the Security Deposit to Tenant or Tenant's successor within forty-five (45) days of such termination.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

        Section 4.01. ADDITIONAL RENT AND DEFINITIONS.

        (a) ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

        (b) DEFINITIONS. The Property is part of a multi-tenant industrial/commercial real property development of Landlord (the "Project"). The Project includes the land, the buildings and all other improvements located thereon, and the Common Areas (as hereinafter defined). As used in this Lease, "Common Areas" shall


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      mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord may from time to time change the size, location, nature and use of any of the Common Areas, including converting common Areas into leasable areas, constructing additional parking facilities (including parking structures) and other improvements in the Common Areas, and increasing or decreasing Common area land and/or facilities. Tenant acknowledges that such activities may result in occasional inconvenience to Tenant from time to time. Such activities and changes shall be expressly permitted if they do not materially affect Tenant's use of the Property.

            Section 4.02      TAXES.

            (a) PAYMENT. Tenant shall be liable for and shall pay at least ten (10) days before delinquency (and, upon demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of the payment thereof) all impositions (as hereinafter defined) and all taxes and assessments of whatsoever kind or nature, and penalties and interest thereon, if any, levied against the Property, Tenant's personal property and any other personal property of whatsoever kind and to whomsoever belonging situated or installed in or upon the Property, whether or not affixed to the realty. If Tenant fails to pay such sums when due, Landlord may pay the taxes and charges and Tenant shall reimburse Landlord for the amount of such payment, plus interest as set forth in Section 4.07, as Additional Rent. in lieu of Tenant paying Impositions, taxes and charges directly to the proper authority, Landlord, at its option, may notify Tenant of Landlord's choice to pay all Impositions, taxes and charges directly and Tenant shall pay such amounts to Landlord with ten (10) days after receipt of Landlord's written statement of the amounts due. If the Property is not separately assessed, Tenant's share of Impositions payable by Tenant under paragraph 4.02(a) shall be determined from assessor's worksheets or other reasonably available information. Landlord shall make a reasonable determination of Tenants proportionate share of Impositions and Tenant shall pay such share to Landlord within ten (10) days after receipt of Landlord's written statement.

            (b) IMPOSITIONS. For the purposes of this Section 4.02, "Impositions" means:

                  (i) Any real estate taxes, assessments or other charges assessed against the Property and related structures and parking facilities and the land on which they are located.

                  (ii) All personal property taxes on personal property used in connection with the Property and related structures.

                  (iii) Any and all environmental levies or charges now in force affecting the Property or any portion thereof, or which may hereafter become effective, including, but not limited to, parking taxes, levies, or charges, employer parking regulations, and any other parking or vehicular regulations, levies, or charges imposed by any municipal, state or federal agency or authority.

                  (iv) Any other taxes levied or assessed in addition to or in lieu of such real or personal property taxes.


            (c) EXCLUSION. Notwithstanding anything to the contrary contained in this Section 4.02, Tenant shall not be liable for any of the following taxes and assessments:

                  (i) Personal property, fixture or equipment taxes assessed against the property used by Landlord in operating, managing or leasing the Project;

                  (ii) Inheritance tax, estate taxes, gift taxes, income taxes, transfer taxes and excess profit taxes.

            (d) SUBSTITUTED TAXES. If any time during the term of this Lease, under the laws of the United States, Nevada or any political subdivision thereof, a tax or excise on rents or other tax (except income tax), however described, is levied or assessed by the United States, Nevada or said political subdivision against Landlord on account of any rent reserved or space leased under this Lease, all such tax or excise on rents or other taxes shall be paid by Tenant. Whenever Landlord shall receive any statement or bill for any such tax or shall otherwise be required to make any payment on account thereof, Tenant shall pay the amount due hereunder within ten (10) days after demand therefor accompanied by delivery to Tenant of a copy of such tax statement, if any.

            (e) RIGHT TO CONTEST. Tenant shall have the right to contest any taxes the payment of which, in whole or in part, is the obligation of Tenant hereunder. Said right to contest shall not excuse Tenant of its obligation to pay such taxes as herein provided. However, in the event that the effect of such contest is to extend or postpone the date on which such taxes are delinquent, Tenant may, instead of payment, deposit with Landlord the amount of such claimed tax payable by Tenant, together with interest and penalties thereon. Pending resolutions of such contest, and within a reasonable time, deliver to Landlord either (a) evidence satisfactory to Landlord that such claim of taxability has been withdrawn or defeated, in which event such deposit shall be returned to Tenant to the extent it exceeds any monies then payable by Tenant or (b) an instruction that such claim of taxability has not been defeated and that such deposit be applied towards payment of Tenant's obligations therefor. Such deposit shall not relieve Tenant of the obligation to make any additional payments for which Tenant would otherwise be responsible hereunder. Tenant shall indemnify, save and hold Landlord, the Building, the Project and the Property free, clear and harmless from any and all liability, loss, costs, charges, penalties, obligations, liens, expenses, reasonable attorneys' fees, litigation, judgments, damages, claims and demands of any




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kind whatsoever in connection with, arising out of, or by reason of any contest of taxes pursuant to this Paragraph 4.02(c).

     Section 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, electricity, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property within the Project, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within ten
(10) days after receipt of Landlord's written statement. Landlord shall not be responsible or liable for the quality, quantity, impairment, interruption, stoppage, or other interference with service involving water, waste disposal, sewer, heat, gas, electricity, telephone or other service, except to the extent of Landlord's negligence or willful misconduct.

     Section 4.04. INSURANCE PREMIUMS.

     (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance, at Tenant's expense, insuring Landlord and Tenant against liability arising out of the ownership, use, occupancy or maintenance of the Property. The initial amount of such insurance shall be at least $2,000,000 combined single limit bodily injury, personal injury, death and property damage per occurrence, and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of professional insurance advisers, and other relevant factors. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions of Paragraphs 5.04(a), (b) and (c). Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant, including, without limitation, workers compensation insurance in the manner required by law. If Tenant fails to maintain such policy, Landlord may elect to maintain such insurance at Tenant's expense. Tenant shall have the right to provide such commercial general liability insurance coverage pursuant to blanket policies obtained by Tenant, provided that such blanket policies expressly afford coverage to the Property, Landlord and Tenant, as required under this Section 4.04.

     (b) HAZARD AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance at Tenant's expense, covering loss of or damage to the Property in the full amount of its replacement value. Such policies shall provide protection against all perils including within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage, earthquake sprinkler leakage, and inflation guard endorsement, and any other perils (except flood and earthquake, unless required by Landlord or any lender holding a security interest in the Property) which landlord deems necessary. Landlord may, but is not obligated to, obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Property. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. During the Lease Term, Landlord shall also maintain a rental income insurance policy at Tenant's expense, with loss payable to Landlord and mortgagee in an amount equal to one year's Base Rent, estimated real property taxes and insurance premiums. Tenant shall not do or permit to be done anything which invalidates any such insurance policies.

     (c) PAYMENT OF PREMIUMS; INSURANCE POLICIES. Tenant shall pay all premiums for the insurance policies covering the Property described in Paragraphs 4.04(a) and (b) within thirty (30) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. If the insurance policies maintained by Landlord cover improvements or real property other than the Property, Landlord shall also deliver to Tenant a statement of the amount of the premiums applicable to the Property showing, in reasonable detail, how such amount was computed. If the Lease Term expires before the expiration of the insurance policy period, Tenant's liability for insurance premiums shall be prorated on an annual basis. All insurance shall be maintained with companies holding a "General Policyholder's Rating" of A-VI or better, as set forth in the most current issue of "Best Insurance Guide." Tenant shall be liable for the payment of any deductible amount under Landlord's insurance policies.

     (d) USE. Tenant shall not use or occupy, or permit the Property to be used or occupied in a manner which will increase the rates of insurance for the Property of the Project, which will make void or voidable any insurance then in force with respect thereto, which would constitute a defense to any action thereon, or will make it impossible to obtain any insurance with respect thereto. If by reason of the failure of Tenant to comply herewith, any insurance rates for the Property or the Project become higher than they otherwise would be, Tenant shall reimburse Landlord, on the first day of the calendar month next succeeding notice by Landlord to Tenant of said increase, for that part of all insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of Tenant. Any policy of insurance maintained by Tenant insuring against any risk in, upon, about or in any way connected with the Property or Tenant's use thereof shall, to the extent reasonably obtainable, contain an express waiver of any and all rights of subrogation thereunder whatsoever against Landlord, its officers, agents and employees.

     (c) ADDITIONAL INSUREDS. Tenant and Landlord shall be named as insureds (and at Landlord's option, any other persons, firms or corporations who have an insurable interest designated by Landlord shall be additionally named insured(s) under each such policy of insurance which shall provide that Landlord, although named as an insured, shall nevertheless be entitled to recovery thereunder for any loss suffered by it, its agents, servants and employees by reason of Tenant's negligence or the negligence of its subtenant or assignee.

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     (f)  CANCELLATION. Every policy required pursuant to this Section 4.04 shall provide that it will not be canceled or modified except after thirty (30) days' prior written notice to Landlord and any lender of Landlord requesting such notice, and that it shall not be invalidated by any act or neglect of Landlord or Tenant, nor by occupation of the Property for purposes more hazardous than permitted by such policy, nor by any foreclosure or other proceedings relating to the Property, nor by change in title to the Property or Landlord's interest therein.

     (g) EVIDENCE OF INSURANCE. Tenant shall deliver to Landlord and any lender of Landlord requiring the same original policies or certificates of insurers, satisfactory to Landlord and such lender, if any, evidencing the existence of all insurance which is required to be maintained by Tenant hereunder, fully paid, such delivery to be made (i) promptly after the execution and delivery hereof and (ii) within thirty (30) days prior to the expiration of any then current policies. Tenant shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 4.04 unless Landlord is a named insured therein (and, at Landlord's option, any other persons, firms or corporations designated by Landlord shall be additionally named insureds). Tenant shall immediately notify Landlord whenever any such separate insurance is obtained and shall deliver to Landlord and any lender of Landlord the policies or certificates evidencing the same.

     (h) WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in this Lease, Landlord and Tenant, for themselves and their respective insurers, agree to and do hereby release each other of and from any and all claims, demands, actions, and causes of action that each may have or claim to have against the other for loss or damage to the property of the other, both real and personal, notwithstanding that any such loss or damage may be due to or result from the negligence of either party hereto or their respective employees or agents.

     Section 4.04.1 LANDLORD'S LIABILITY INSURANCE. During the term of this Lease, Landlord shall insure the Property against damage with general liability insurance in the amount of $2,000,000. Landlord may, but shall not be obligated to, obtain and carry other form or forms of insurance as it or Landlord's lenders may determine advisable.

     Section 4.06.  COMMON AREAS; USE AND COSTS.

     (a) PAYMENT. Throughout the term hereof, Tenant will pay to Landlord monthly in advance in addition to the Base Rent, as further Additional Rent, a pro rata portion of the Common Area Costs incurred by Landlord during each calendar year occurring during the term of this Lease. Tenant's pro rata portion of said amount shall equal the percentage which the number of net rentable square feet of the Property bears to the total number of net rentable square feet of the buildings in the Project ("Tenant's Proportionate Share").

     (b) INCLUDED COSTS. "Common Area Costs" shall include all costs and expenses of every kind or nature incurred by Landlord directly in the management, operation, maintenance and repair of the Project and related Common Areas in a manner reasonable and appropriate and for the best interest of the entire Project and that are generally passed on to tenants in first class projects in the Las Vegas metropolitan area under lease provisions similar to this Section 4.05, as determined and expended in accordance with generally accepted accounting principles. Without otherwise limiting the generality of the foregoing, there shall be included in such costs and expenses, all Impositions (as hereinbefore defined) applicable solely to Common Areas, premiums with respect to public liability, property damage, workmen's compensation, fire and other insurance carried on or with respect to the Project and related Common Area structures, payroll taxes, unemployment taxes, social security taxes, cleaning of any facilities, landscaping, signs, lighting, janitorial services of Common Areas, management fees consistent with other first class projects in the Las Vegas metropolitan area, reasonable legal and accounting expenses, supervising of attendants and employment of other personnel used in such operations, maintenance and repairs, fuel, energy and utilities (not separately metered by Tenant), providing for security and fire protection services, alarm systems and equipment, materials and supplies, painting, striping, removing of rubbish or debris, depreciation or rentals of machinery and equipment, costs of replacement of paving, curbs and walkways, drainage, repair and maintenance of parking and other common areas, roof repairs.

     (c) PAYMENT. The Additional Rent provided to be paid in this Section 4.05 shall be estimated in advance by Landlord annually and one-twelfth (1/12) of such estimate shall be paid in advance by Tenant on the first day of each month without further demand or any deduction or set-off whatever. Within ninety (90) days after each calendar year, Landlord shall notify Tenant of Tenant's proportionate share of Additional Rent and Tenant shall pay to Landlord on demand the amount, if any, equal to the difference between the amount due for such year pursuant to this Section 4.06 and the amount previously paid hereunder. Should the estimated payments have exceeded the actual amount due, said excess shall be held by Landlord and applied to the next monthly payment of Additional Rent provided to be paid under this Section 4.06, and, if necessary, each monthly payment thereafter until fully exhausted. Tenant shall not be entitled to receive interest on any Additional Rent paid hereunder. No delay by Landlord in submitting any statement shall constitute a waiver of Landlord's right to submit such statement and/or receive any Additional Rent pursuant hereto. The Additional Rent due hereunder shall be prorated for the calendar year in which this Lease terminates. Said amount shall be calculated and paid as herein provided even though said calculation may not occur until after the end of the term hereof.

     (d) EXCLUDED COSTS. There shall not be included in Common Area Costs the payments (such as salaries or fees) to Landlord's executive personnel; costs for items that, by standard accounting practice, should be capitalized, unless these costs reduce operating expenses and are amortized over the reasonable life of the capital

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item in accordance with generally accepted accounting principles and the yearly amortization does not exceed the actual costs reduction for the relevant year, depreciation or interest; taxes on Landlord's business (such as income, excess profits, franchise, capital stock, estate, inheritance); leasing commissions; legal fees not directly relating to the operation and maintenance of the entire Project such as landlord and tenant issues; costs to correct original construction defects; expenses paid directly by a tenant for any reason (such as excessive utility use); costs for improving any tenant's space; any repair or work necessitated by condemnation, fire, or other casualty; service or benefits or both provided to some tenants, but not to Tenant; and any costs, fines, and the like due to Landlord's violation of any government rule or authority.

     (c) AUDIT. Tenant shall have the right, upon 15 days' written notice to Landlord, to audit, at Tenant's expense, Landlord's books and records as they relate to the Common Area Costs. Should said Common Area Costs be five percent (5%) higher than said Common Area Costs as determined by the audit, Landlord shall be obligated to pay the cost of said audit.

     (f) PARKING. In addition to any parking facilities included as a part of the Property, Tenant, its employees and business invitees shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has granted or may hereafter grant rights, to use Common Areas in the Project (including but not limited to, the parking lot, walkways and sidewalks) as are designated from time to time by Landlord, subject to such rules and regulations as Landlord may from time to time impose, including the designation of specific areas in which cars operated by Tenant, its employes and business invitees must be parked. Tenant shall be entitled to use the vehicle parking spaces in the Project allocated to Tenant in Section 1.11 of the Lease without paying any Additional Rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Project except in designated areas and spaces or on the adjacent public streets. Temporary parking of large delivery vehicles in the Project may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. If Tenant parks more vehicles in the parking area than the number set forth in Section 1.11 of the Lease, such conduct shall be a material breach of the Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a reasonable daily charge for each such additional vehicle. Landlord may at any time close any Common Area to make repairs or changes (provided the closure does not unreasonably impede access to the Leased Property by customers and employees of Tenant), to prevent the acquisition of public rights in such areas, or to discourage noncustomer parking. Landlord may do such other acts in and to the Common Areas as in its judgment may be desirable, including, but not limited to, the conversion of portions thereof to other uses. Tenant shall not at any time interfere with the right of Landlord, other tenants, its and their agents, employees, servants, contractors, subtenants, licensees, customers and business invitees to use any part of the parking lot or other Common Areas. Landlord assumes no responsibility to police the use of said parking areas and Landlord shall not be liable for the use thereof by Landlord's other tenants or their agents, employees, servants, contractors, subtenants, licensees, customers and/or business invitees or by any other person or persons, entity or entities whomsoever.

     Section 4.06. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.07. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of twelve percent (12%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

ARTICLE FIVE: USE OF PROPERTY

     Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.10 above.

     Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the development of which the Property is part, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

     Section 5.03. SIGNS AND AUCTIONS. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     Section 5.04. INDEMNIFICATION. Tenant and Landlord shall each indemnify, defend and hold the other party, its respective agents, partners, mortgagees and master ground lessors harmless from any and all claims arising from the other party's use of the Property, Building or Common Areas, or from any act, omission or negligence of the other party, or that of its respective agents, employees, sublessees, contractors, invitees or licensees in or about the Property, Building or Common Areas. Tenant shall not be obligated to indemnify Landlord for the portion of any claim or liability caused by or arising from the act, omission or negligence of any party other than Tenant, or its agents, employees, sublessees, contractors, invitees or licensees. Landlord shall not be obligated to indemnify Tenant for the portion of any claim or liability caused by or arising from the act, omission or negligence of any party other than Landlord, or its agents, employees, sublessees, contractors, invitees or licensees. Each party also shall indemnify, defend and hold the other party harmless from all costs, attorneys' fees, expenses and liability incurred in connection with any claim or proceeding for which they are responsible under this Section 5.04.

     Section 5.05. LANDLORD'S ACCESS. Landlord or its agents and employees may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties, inspect the property, make repairs or replacements, or for any other purpose Landlord deems necessary. Landlord shall give Tenant not less than 24 hour advance notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

     Section 5.06. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

     Section 5.07. FORKLIFT RESTRICTION. Asphaltic cement cannot withstand non-inflatable forklift tires. In the event the asphalt is damaged by Tenant's use of a forklift with non-inflatable tires, it will be Tenant's obligation to repair the damaged asphaltic cement at Tenant's sole expense.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. EXISTING CONDITIONS. Except as set forth in any rider requiring Landlord to perform work on the Property prior to the Commencement Date, Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Without limiting the foregoing, Tenant agrees to abide by and conform to any laws, regulations, ordinances, covenants, conditions and restrictions or reciprocal easement agreements relating to the Property described as follows: the Declaration of Protective Covenants, Conditions and Restrictions, Gibson Business park, Phase One, Clark County, Nevada dated September 6, 1989 recorded in the Official Records of Clark County, Nevada, (i) as relates to Tenant's use of the Property, and (ii) any and all laws, regulations and ordinances relating to Tenant's use of the Property as more fully set forth in Section 5.02 and Exhibit C hereto. Tenant acknowledges receipt of such documents, if any.

     Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of any building of which the Property is a part, or from other sources or places; or (d) any act or omission of any other tenant of the Project. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct.

     Section 6.03. TENANT'S OBLIGATIONS

     (a) Except as provided for elsewhere herein, Tenant shall keep the Property in good order, condition and repair during the Lease Term, including, but without limitation, all structural, non-structural, interior and exterior portions thereof, the exterior and interior portion of all doors, windows, plate glass, all plumbing and sewage facilities within the Property (including maintaining free flow up to the main sewer line); interior fixtures, sprinkler system, walls, floors and ceilings in the Property; and any work performed by or on behalf of Tenant hereunder. Tenant shall also maintain a preventive maintenance contract, at Tenant's expense, providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. However, if Tenant does not perform its obligation under this Section 6.03(a) for a period in excess of ninety (90) days, Landlord shall have the right, upon written notice to Tenant, to undertake the responsibility for preventive maintenance of the heating and air conditioning system, at Tenant's expense. Tenant shall promptly replace any portion of the Property or system or equipment in the Property which cannot be fully repaired, regardless of whether the benefit of such replacement extends beyond the Lease Term. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the Property in an attractive, first-class and fully operative condition.

     (b) All of Tenant's obligations to maintain and repair shall be accomplished at Tenant's sole expense. If Tenant fails to maintain and repair the Property, Landlord may, on ten (10) days' prior notice (except that no notice shall be required in case of emergency) enter the Property and perform such repair and maintenance on

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
behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs so incurred immediately upon demand.

     Section 6.04. LANDLORD'S OBLIGATIONS. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), and except to the extent of Landlord's negligence or willful misconduct, Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property at any time. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property.

     Section 6.05.  ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least fifteen (15) days' prior written notice of the commencement of any work on the Property. Landlord may elect to record and post notices of non-responsibility on the Property. If Tenant shall, in good faith, contest the validity of any mechanics lien, claim or demand, then Tenant shall, at its sole expense, defend and protect itself, Landlord and the Property against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Property. In addition, Landlord may require Tenant to pay Landlord's attorneys' fees and costs in participating in such action if Landlord shall decide it is in its best interest to do so.

     Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

     Section 7.01. PARTIAL DAMAGE TO PROPERTY. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged and, subject to the rights of any mortgagee in such insurance proceeds, if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall commence the repair of the damage within ninety (90) days after the date of such partial destruction. Landlord may elect to repair any damage to Tenant's fixtures, equipment, or improvements. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the damage was due to a cause not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (a) commence the repair of the damage within ninety (90) days, in which case this Lease shall remain in full force and effect, or (b) move Tenant to another comparable space within the Project, provided that Landlord pays for all of Tenant's costs associated with said move, or (c) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate the Lease. If the damage was due to an act or omission of Tenant, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate the Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that, upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice. If the damage to the Property occurs during the last six (6) months of the Lease Term, Landlord may elect to terminate this Lease as of the date the damage occurred regardless of the sufficiency of any insurance proceeds. In such event, Landlord shall not be obligated to repair or restore the

Property and Tenant shall have no right to continue this Lease. Landlord shall notify Tenant of its election within thirty (30) days after receipt of notice of the occurrence of the damage.

     Section 7.02. TOTAL OR SUBSTANTIAL DESTRUCTION. If the Property is totally or substantially destroyed by any cause whatsoever, this Lease shall terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance proceeds.

     Section 7.03. TEMPORARY REDUCTION OF RENT. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent and Additional Rent. Except for such possible reduction in Base Rent and Additional Rent, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property, unless such damage or destruction was caused by Landlord's negligence or willful misconduct.

     Section 7.04. WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT: CONDEMNATION

     If, in the opinion of Landlord, the whole or any part of the Property or the Building is taken or condemned (including, without limitation, a sale in lieu of condemnation) which renders the Property untenantable or inaccessible for use by Tenant for the purposes stated in this Lease ("Substantial Taking"), then the term of this Lease shall cease and terminate from the date on which possession of the part is so taken or condemned; the full amount of any resulting condemnation award shall be paid to Landlord, and Base Rent and Additional Rent shall be adjusted as of the date of such Substantial Taking. However, if such taking or condemnation does not result in a Substantial Taking, then, subject to rights of any mortgagee in the condemnation award, Landlord shall repair any damage caused by such taking with reasonable promptness and dispatch and shall allow Tenant an abatement or reduction in Base Rent and Additional Rent hereunder for such time and for such portion of the Premises which is untenantable, and this Lease shall not be otherwise affected. Landlord reserves to itself, and Tenant assigns to Landlord, all rights to damages accruing on account of any taking or condemnation by or by reason of any act of any public or quasi-public authority for which damages are payable. Tenant agrees to execute such instruments of assignments as may be required by Landlord, to join with Landlord in any petition for the recovery of damages if requested by Landlord, and to turn over to Landlord any such damages that may be recovered in any such proceeding. Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for trade fixtures installed by Tenant at its own cost and expense and which are not part of the realty.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

     Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord shall grant or withhold its consent as provided in Section 9.04 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than 20% of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in a controlling interest of the voting stock of the corporation shall require Landlord's consent.

     Section 9.02. TENANT AFFILIATE. Upon Landlord's consent, which will not be unreasonably withheld, Tenant may assign this Lease or sublease the Property to any corporation which Landlord determines controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). For the purposes of this Section 9.02, the following shall not be considered an assignment, sublease or other transfer; (a) any transfer of stock from Tenant to an affiliate or subsidiary corporation as a result of any merger, consolidation, or reorganization (except through bankruptcy) of Tenant or Tenant's parent corporation; or (b) any purchase or sale of currently outstanding capital stock of Tenant whether in a private placement of stock, the over-the-counter market or in a national stock exchange, or otherwise; or (c) any issuance of capital stock in an offering registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent(1), shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent


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
transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

     Section 9.04. LANDLORD'S ELECTION. Tenant's request for consent to any transfer described in Section 9.01 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and rent and security deposit payable under any assignment or sublease), and any other information Landlord deems relevant, except as provided under Section 9.02. Landlord shall have the right (a) to withhold consent, if reasonable; (b) to grant consent; or
(c) if the transfer is a sublease of the Property or an assignment of this Lease, to terminate this Lease as of the effective date of such sublease or assignment, in which case Landlord may elect to enter into a direct lease with the proposed assignee or subtenant.

     Section 9.05. NO MERGER. No Merger shall result from Tenant's sublease of the Property under this Article Nine. Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event. Landlord may terminate any of all subtenancies or succeed to the interest of Tenant or sublandlord thereunder.

ARTICLE TEN:  DEFAULTS; REMEDIES

     Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02. DEFAULTS.  Tenant shall be in material default under this
Lease:

     (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

     (b) If Tenant fails to pay rent or any other charge required to be paid by Tenant, as and when due and fails to cure the same within ten (10) days after the receipt of written notice of Tenant's failure to pay rent or any other charge, provided however, Landlord shall not be obligated to provide Tenant with written notice if Tenant fails to pay rent, when due, more than three (3) times in any Lease year.

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after receipt of written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

     (d) (i) If Tenant or any guarantor hereunder, or any general partner of Tenant if Tenant is a partnership makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant or any guarantor hereunder, or any general partner of Tenant if Tenant is a partnership and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) is substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

     Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

     (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent. Additional Rent and other charges which had been earned at the time of the termination; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent. Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the Lease Term after the time award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its



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
obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Property after such default, the cost of recovering possessions of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%. If Tenant shall have abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

     (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder;

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

     Section 10.04. ABANDONMENT REMEDY. Tenant covenants to occupy the Property throughout the term hereof.

     Section 10.05. RIGHT TO CURE AND CUMULATIVE REMEDIES. If Tenant fails to perform any affirmative duty or obligation of the Tenant under this Lease within thirty (30) days after written notice to Tenant (or in case of an emergency, without notice), Landlord may, at its option (but without obligation to do so), perform such duty or obligation on Tenant's behalf. The costs and expenses of any such performance by Landlord shall be due and payable by Tenant to Landlord upon invoice therefor. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

     Section 11.01. SUBORDINATION. Landlord and any ground lessor, beneficiary of a trust deed or mortgagee shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant is not in default under this Lease. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, the rights of Tenant hereunder shall survive, but Tenant shall have no claim against such mortgagee or other holder arising from Landlord's acts, omissions, representations or warranties given or occurring prior to such mortgagee's or other holder's acquisition of the Property, and Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so, provided Tenant receives a reasonable Non-Disturbance Agreement, agreeable to both Landlord and Tenant. Such subordination and attornment documents may contain such provisions as are customarily required by any ground lessor, beneficiary under a deed of trust or mortgagee. If Tenant fails to do so within thirty (30) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

     Section 11.04. ESTOPPEL CERTIFICATES.

     (a) Upon the written request of Landlord or any ground lessor, beneficiary of a trust deed or mortgagee, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) that the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed of trust or lien to which the Property is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request.

Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchase or encumbrancer may rely conclusively upon such statement as true and correct.

     (b) If Tenant does not deliver such statement to Landlord within such ten
(10) day period, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute such statement on behalf of Tenant. Tenant's failure to timely provide such statement shall not be deemed cured by Landlord's delivery of same.

     Section 11.05. TENANT'S FINANCIAL CONDITION. Within fifteen (15) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

ARTICLE TWELVE: LEGAL COSTS

     Section 12.01. LEGAL PROCEEDINGS. Tenant shall reimburse Landlord, upon demand, for any costs or expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease. Such costs shall include reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election. Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in any such claim or action.

     Section 12.02 LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assessment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent, but not to exceed five hundred dollars ($500).

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

     Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or groups of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section 13.02. LANDLORD'S LIABILITY; CERTAIN DUTIES.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnishing to Tenant in writing. Such ground lessor, mortgagee or beneficiary of a deed of trust shall have thirty (30) days from the expiration of Landlord's cure period from which to cure Landlord's default, but is under no obligation to do so. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's written notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord, ground lessor, mortgagee or beneficiary under any deed of trust shall not be in default if such cure is commended within such thirty (30) day period and thereafter diligently pursued to completion. Ground lessor, mortgagee or beneficiary of a deed of trust shall be allowed such additional time period as needed to complete a foreclosure or acquisition of the Property.

     (c) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.08 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the

Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

     Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.04. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.05. INCORPORATION OF PRIOR AGREEMENTS, MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Section 1.02 above. All notices shall be effective upon delivery or attempted delivery in accordance with this Section 13.06. Either party may change its notice address upon written notice to the other party.

     Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.08. NO RECORDATION. This Lease or a memorandum thereof may not be recorded without prior written consent from Landlord.

     Section 13.09. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

     Section 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after request by Landlord, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after request by Landlord, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.11. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.12. FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

     Section 3.13. EXECUTION OF LEASE. This Lease may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. The delivery of this Lease by Landlord to Tenant shall not be deemed to be an offer and shall not be binding upon either party until executed and delivered by both parties.

     Section 13.14. LIMITATION OF LIABILITY. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, trustees, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, trustees, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability arising out of this Lease. Tenant's sole remedy shall be recourse against Landlord's interest in the Property or the Project of which the Property is a part.

     Section 13.15. CONSENTS. Whenever the consent is either party is required hereunder such consent shall not be unreasonably withheld.

     Section 13.16. MODIFICATION FOR LENDER. If, in connection with obtaining construction, interim or permanent financing for the Project or the Property, the lender requests reasonable modifications to this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not materially increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

     Section 13.17. BUILDING PLANNING.

ARTICLE FOURTEEN:   BROKERS

     The parties recognized that the brokers who negotiated this Lease are the brokers whose names are stated in Section 1.12 hereof and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said brokers, and that Tenant shall have no responsibility therefore. Tenant shall indemnify and hold Landlord free and harmless against any claims, damages, costs, expenses, or liability of any nature arising from claims by any other person or real estate broker claiming a fee through dealings with Tenant arising out of this Lease.

ARTICLE FIFTEEN:    TOXIC AND HAZARDOUS SUBSTANCES, HAZARDOUS
               MATERIALS, REGULATED SUBSTANCES AND HAZARDOUS WASTE

     Section 15.01. DEFINITION. As used in this Section, the term "Hazardous Waste" means:

     (a) Those substances, chemicals and mixtures defined as "hazardous substances," "hazardous materials," "toxic substances," "imminently hazardous chemical substance or mixture," "pesticide," "heavy metal," "hazardous air pollutant," "toxic pollutant," "solid waste," "hazardous waste," "medical waste," or "radioactive waste" in the Toxic Substance Control Act, 15 U.S.C.
Section 2601 et. seq., as now or hereafter amended, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.
Section 9601 et. seq., as now or hereafter amended, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et. seq., as now or hereafter amended, the Federal Hazardous Substances Act, 15 U.S.C. Section 1261 et. seq., as now or hereafter amended, the Federal Water Pollution Control Act, 33 U.S.C.
Section 1251 et. seq., as now or hereafter amended, the Clean Air Act, 42 U.S.C.
Section 7401 et. seq., as now or hereafter amended, the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 et. seq., as now or hereafter amended, the Emergency Planning and Community Right to Know Act of 1986, 42 U.S.C. Section 11001 et. seq., as now or hereafter amended, the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et. seq., as now or hereafter amended, and the rules, orders and regulations now in effect or promulgated and effective hereafter pursuant to each respective law listed above;

     (b) Those substances defined as "hazardous waste," "radioactive waste," "solid waste," "toxic waste," "pollutant," "hazardous material," "regulated substance," "hazardous substance," "highly hazardous substance," "extremely hazardous substance," "petroleum," "asbestos," or "asbestos containing material" in Nev. Rev. Stat. ch. 459, Nev. Rev. Stat. ch. 445, Nev. Rev. Stat. ch. 590, Nev. Rev. Stat. Sections 618.750 - 618.850, inclusive, Nev. Rev. Stat. Section 477.045, as now or hereafter amended, or in the rules, orders and regulations now existing or hereafter promulgated pursuant thereto, or in the Uniform Fire Code as adopted by and now or hereafter in effect in the State of Nevada;

     (c) Those substances listed in the United States Department of Transportation table (49 CFR Section 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); and

     (d) Such other substances, mixtures, materials and waste which are regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state or local laws or regulations (all laws, rules and regulations referenced in paragraphs (a), (b), (c) and (d) are collectively referred to as "Environmental Laws").

     Section 15.02. TENANT'S COVENANTS. Tenant does not intend to and Tenant will not, nor will Tenant allow any other person (including partnerships, corporations and joint ventures), during the term of this Lease, manufacture, process, store, distribute, use, discharge or dispose any Hazardous Waste in, under or on the Property, the Common Areas, or any property adjacent thereto.

        (a) Tenant shall notify Landlord promptly in the event of any spill or release of Hazardous Waste into, on or onto the Property regardless of the source of spill or release, whenever Tenant knows or suspects that such a release occurred.

        (b) Tenant will not be involved in operations at or near the Property which could lead to the imposition on the Tenant or the Landlord of liability or the creation of a lien on the Property under the Environmental Laws.

        (c) Tenant shall, upon twenty-four (24) hour prior notice by Landlord, permit Landlord or Landlord's agent access to the Property to conduct an environmental site assessment with respect to the Property.

        Section 15.03. INDEMNITY. Tenant for itself and its successors and assigns undertakes to protect, indemnify, save and defend Landlord, its agents, employees, directors, officers, shareholders, affiliates, consultants, independent contractors, successors and assigns (collectively the "Indemnitees") harmless from any and all liability, loss, damage and expense, including attorneys' fees, claims, suits and judgments that Landlord or any other Indemnitee, whether as Landlord or otherwise, may suffer as a result of, or with respect to:

        (a) Any Environmental Law, including the assertion of any lien thereunder and any suit brought or judgment rendered regardless of whether the action was commenced by a citizen (as authorized under the Environmental Laws) or by a government agency;

        (b) Any spill or release of or the presence of any Hazardous Waste affecting the Property whether or not the same originates or emanates from the Property or any contiguous real estate, including any loss of value of the Property as a result of a spill or release of or the presence of any Hazardous Waste;

        (c) Any other matter affecting the Property within the jurisdiction of the United States Environmental Protection Agency, the Nevada State Environmental Commission, the Nevada Department of Conservation and Natural Resources, or the Nevada Department of Commerce, including costs of investigations, remedial action, or other response costs whether such costs are incurred by the United States Government, the State of Nevada, or any Indemnitee;

        (d) Liability for clean-up costs, fines, damages or penalties incurred pursuant to the provisions of any applicable Environmental Law; and

        (e) Liability for personal injury or property damage arising under any statutory or common-law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance, or for the carrying of an abnormally dangerous activity, and response costs.

This indemnification by Tenant of Landlord shall survive the termination of the Lease.

        Section 15.04. REMEDIAL ACTS. In the event of any spill or release of or the presence of any Hazardous Waste affecting the Property, whether or not the same originates or emanates from the Property or any contiguous real estate, and/or if Tenant shall fail to comply with any of the requirements of any Environmental Law, Landlord may, without notice to Tenant, at its election, but without obligation so to do, gives such notices and/or cause such work to be performed at the Property and/or take any and all other actions as Landlord shall deem necessary or advisable in order to remedy said spill or release of Hazardous Waste or cure said failure of compliance and any amounts paid as a result thereof, together with interest at the rate of fifteen percent (15%) per annum, from the date of payment by Landlord, shall be immediately due and payable by Tenant to Landlord.

        Section 15.05. SETTLEMENT. Landlord upon giving Tenant ten (10) days prior notice, shall have the right in good faith to pay, settle or compromise, or litigate any claim, demand, loss, liability, cost, charge, suit, order, judgment or adjudication under the belief that it is liable therefor, whether liable or not, without the consent or approval of Tenant unless Tenant within said ten (10) day period shall protest in writing and simultaneously with such protest deposit with Landlord collateral satisfactory to Landlord sufficient to pay and satisfy any penalty and/or interest which may accrue as a result of such protest and any judgment or judgments as may result, together with attorney's fees and expenses, including, but not limited to, environmental consultants.

        Section 15.06. NO LANDLORD REPRESENTATION OR WARRANTY. Landlord makes no representations or warranty of any kind or nature with respect to the presence of Hazardous Waste in, on, under or about the Property.

ARTICLE SIXTEEN: RULES AND REGULATIONS

        Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit "C", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or nonperformance by any other tenant or occupant of the Project of any of said Rules and Regulations.

ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.

Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.

Signed on APRIL 10, 1997                PACIFIC INDUSTRIAL PARK L.L.C.,
                                        a Delaware limited liability company

at Las Vegas, Nevada

                                        By: Pacific Industrial Park Partnership,
                                            a Nevada limited partnership
                                        Its: member


                                        By: Pacific Properties and development
                                            Corporation, a
                                        Its: general partner


                                        By:   /s/  JAMES A. HERNQUIST
                                           -------------------------------------
                                           James A. Hernquist
                                           Its: Executive Vice President
                                                     "LANDLORD"



Signed on April 3, 1997                 MULTIPLE ZONES INTERNATIONAL, INC.

at Renton, Washington                   a Washington corporation


                                        By:  [SIG]
                                           ------------------------------------

                                        Its: VP Operations


                                        By:
                                           ------------------------------------


                                        Its:
                                            -----------------------------------
                                                      "TENANT"

                                   EXHIBIT A

                               NET RENTABLE AREA



      The term "Net Rentable Area" shall mean the entire area included within the Property, being the area bounded by the outside surface of any exterior wall, (concrete, glass or other) of the Building, the inside surface of any interior demising wall and the inside surface of any common area within the Building.

Landlord and Tenant hereby agree that the Net Rentable Area of the demised premises is 18,720 square feet.

                                   EXHIBIT B

                           NOTICE OF LEASE TERM DATES


Re: Industrial Real Estate Lease dated April 10, 1997, between Pacific Industrial Park LLC, a Delaware limited liability company, Landlord, and Multiple Zones International, Inc., a Washington corporation, Tenant.

     In accordance with the Lease, we wish to advise and/or confirm as follows:

     1. That the Property has been accepted as of ______________ by the Tenant as being substantially complete in accordance with the Lease, and that there is no deficiency in construction.

     2. That the Tenant has possession of the Property and acknowledges that under the provisions of the Lease, the term of the Lease commenced as of May 1, 1997 for a term of 60 months, ending on April 30, 2002.

     3. That in accordance with the Lease, rental commenced to accrue on May 1, 1997.



                              AGREED AND ACCEPTED

Signed on April 10, 1997      PACIFIC INDUSTRIAL PARK L.L.C., a Delaware limited
                              liability company

at Las Vegas, NV.

                              By: Pacific Industrial Park Partnership, a Nevada limited partnership
                              Its: member

                              By:  Pacific Properties and Development
                                   Corporation, a
                              Its: general partner



                              By:  /s/ JAMES A. HERNQUIST
                                   -----------------------------------------
                                   James A. Hernquist
                                   Its: Executive Vice President
                                   "LANDLORD"



          "TENANT"
MULTIPLE ZONES INTERNATIONAL, INC.



By:        [SIG]
   ------------------------------

Its:  VP Operations
   ------------------------------

Date: April 3, 1997
   ------------------------------

                                   EXHIBIT C

                              RULES & REGULATIONS
                                      and
                                     CC&Rs


     1. No sign, placard, picture, aerial display, balloons, advertisement, name or notice shall be installed or displayed on any part of the Property or project (or within public rights-of-ways adjacent to the Project through the use of truck signs, sign trailers, or similar items) without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors, walls and service areas of the Property shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

     2. If Landlord reasonably objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects, attached to or used in connection with any window or door of the Property, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Property. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Property.

     3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Property. The Common Areas of the Project are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Project and its tenants; provided that nothing herein contained shall be constructed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee shall go upon the roof of the Property except as part of maintenance or repair work required or permitted to be done by Tenant.

     4. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Property. Landlord may charge a reasonable fee for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of the Property. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

     5. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's reasonable instructions in their installation.

     6. Tenant shall not place a load upon any floor of the Property which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Heavy objects shall, if reasonably considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Property or to any space therein to such a degree as to be reasonably objectionable to Landlord, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Property must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Property by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

     7. Tenant shall not use or keep in the Property any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of its equipment. Tenant shall not use or permit to be used in the Property any foul or noxious gas or substance, or permit or allow the Property to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Property any birds or animals, but nothing herein shall prevent or limit Tenant's use of the Property per Section 1.10, Section 5.01 and Section 5.02.

     8. Tenant shall not use any method of heating or air conditioning other than that designed for the Property without the written consent of Landlord.

     9. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Property's heating and air-conditioning and to comply with any governmental energy-saving rules, law or regulations of which the Tenant has actual notice, and shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed and shall close window coverings at the end of each business day.

     10. Landlord reserves the right, exercisable without liability to Tenant, to change the name and street address of the Property.

      11. Tenant shall close and lock the doors of the Property, including any roll-up doors in any service areas, before Tenant and its employees leave the Property. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Project or by Landlord for noncompliance with this rule.

      12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign or hazardous substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused same.

      13. Tenant shall not sell, or permit for sale, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Property. Tenant shall not make any room-to-room solicitations of business from other tenants in the Project. Tenant shall not use the Property for any business activity other than that specifically provided for in Tenant's lease.

      14. Tenant shall not install any radio or television antenna, satellite dish, microwave receiver, cellular telephone transmitter or receive, loudspeaker or other device on the roof or exteriors walls of the Property. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

      15. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Property or any part thereof. Landlord reserves the right to direct electricians as to where and how telephone and telecommunications wires are to be introduced to the Property. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Property in any manner except as reasonable approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule at its own expense.

      16. Tenant shall not install, maintain or operate upon the Property any vending machines without the written consent of Landlord, which shall not be unreasonably withheld.

      17. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Project are prohibited, and each tenant shall cooperate to prevent same.

      18. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Property or the Project.

      19. Tenant shall store all its trash and garbage within the Property or within trash receptacles in the Common Areas nearest the Property. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. Tenant shall be responsible for any additional charges or expenses arising from the failure to abide by this rule.

      20. The Property shall not be used for the storage of merchandise held for sale to the general public, or for manufacturing of any kind except as specifically authorized in Tenant's lease, nor shall the Property be used for lodging or any improper or immoral purpose. No cooking shall be done or permitted by any tenant on the Property, except that use by Tenant of Insurance Services Office or Underwriters' Laboratory approved microwave and other equipment for heating meals and brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

      21. Without the written consent of Landlord, which shall not be unreasonably withheld, Tenant shall not use the name, picture or representation of the Property in connection with or in promoting or advertising the business of Tenant except as Tenant's address. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability as a location for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

      22. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by any governmental agency or reasonably established by Landlord.

      23. Tenant assumes any and all responsibility for protecting its property from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Property closed.

      24. Landlord reserves the right to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations for the parking areas as it deems necessary for the operation of the parking area. Landlord may refuse to permit any person who violates the rules to park in the parking area, and any violation of the rules shall subject the car to removal.

      25. Cars must be parked entirely within the stall lines. All directional signs and arrows must be observed. The speed limit shall be 5 miles per hour. Parking is prohibited: (a) in areas not striped for parking, (b) in aisles, (c) where "no parking" signs are posted, (d) on ramps, (e) in cross-hatched areas, (f) in any manner which will interfere with loading or turning areas of loading dock areas, and (g) in such other areas as may be designated by Landlord as reserved for the exclusive use of others. Washing, waxing, cleaning or servicing of any vehicle by anyone is prohibited. Tenant shall acquaint all persons to whom Tenant assigns parking spaces of these Rules and Regulations.

      26. Except as otherwise set forth in the lease, at all times during the term of this Lease, at Tenant's sole cost and expense, Tenant shall cause the Property, and all Tenant alterations and improvements in the Property, Tenant's use and occupancy of the Property, and Tenant's performance of its obligations under this Lease, to comply with the requirements of Title III of the Americans with Disabilities Act of 1990, and all regulations promulgated thereunder, together with all amendments, revisions or modifications thereto now or hereafter adopted or in effect in connection therewith.

      27. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Project. Tenant shall not leave vehicles, trailers, containers, or truck-tractors in the Property or Project parking areas, Common Areas, or on adjacent streets overnight except in connection with business trips or overnight working, nor park any vehicles in the Property parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

      28. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a permanent waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

      29. Landlord reserves the right to monitor and control all entrances to the Project during hours Landlord may deem advisable for the adequate protection of the Property and the Project. Use of the Project and Property before 8:00 o'clock A.M. or after 6:00 o'clock P.M. and on Saturdays, Sundays and state and federal holidays shall be subject to such reasonable, non-discriminatory rules and regulations as Landlord may from time to time prescribe. Tenant, its employees, agents or associates, or other persons entering or leaving the Project at any such time, may be required to sign a Project register, and the watchman or Landlord's agent in charge shall have the right to refuse admittance to any person into the Project without a pass or other satisfactory identification showing right of access at such time. Landlord assumes no responsibility and shall not be liable for any damage resulting from the admission or refusal to admit any authorized or unauthorized person to the Project. In case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Project during the continuance of the same by closing the doors, or otherwise.

      30. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend,in whole or part, the terms, covenants, agreements and conditions of any lease of premises in the Project.

      31. Landlord reserves the right to make such other reasonable and nondiscriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

      32. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers and guests.

                                   EXHIBIT D

                   RIGHT OF FIRST REFUSAL ON CONTIGUOUS SPACE


As of the Date of this Lease, there are two (2) tenant spaces, each approximately 18,720 square feet, immediately contiguous to the Demised Premises which are vacant and available for lease for the first time since completion of this Building 3, 160 Mary Crest RD, Henderson, NV. ("Contiguous Space"). During the term of this Lease only, this additional space will be offered to Multiple Zones International, Inc., a Washington corporation, ("TENANT") under these terms:

1. Notice of Leasing. If at any time during the term of this Lease, Lessor negotiates an offer to lease from a third party ("Third Party") the Contiguous Space, under terms acceptable to Lessor, Lessor shall give written notice to TENANT identifying the Contiguous Space and specifying the terms and conditions upon which Lessor is willing to lease the Contiguous Space (collectively, the "Acceptable Lease Terms"). This notice shall constitute an irrevocable offer on the part of Lessor (subject to conditions described in Paragraph 4 below) to lease the Contiguous Space to TENANT upon the Acceptable Lease Terms, and Lessor and TENANT shall have a period of fifteen (15) days after Lessor's delivery of the notice within which to negotiate and agree upon the terms and conditions for the lease of the Contiguous Space to (the "Lease Negotiation Period").

2. Acceptance of Lease. If TENANT is interested in negotiating the lease of the Contiguous Space with Lessor, TENANT shall gave Lessor written notice of such interest within forty-eight (48) hours after TENANT's receipt of Lessor's notice (the "Lease Response Period"), and Lessor and TENANT shall proceed to negotiate TENANT's lease of the Contiguous Space and the terms and conditions of a such a lease during the Lease Negotiation Period. Should the parties reach agreement on the terms and conditions of a lease of the Contiguous Space within the Lease Negotiation Period, the parties shall, within fifteen (15) days after reaching such agreement, execute a written lease agreement in substantially the same form as the Lease to which this Exhibit D is attached, but containing the terms and conditions agreed to by Lessor and TENANT. Failure on the part of TENANT either to deliver such notice within the Lease Response Period or to accept Lessor's offer to lease the Contiguous Space within the Lease Negotiation Period shall constitute TENANT's rejection of Lessor's offer to lease the Contigous Space.

3. Rejection of Lease. If (a) TENANT informs Lessor within the Lease Response Period that TENANT does not desire to negotiate the lease of the Contiguous Space, or (b) after commencing negotiation, Lessor and TENANT do not execute a mutually-acceptable lease agreement for the Contiguous Space within the Lease Negotiation Period, or (c) TENANT otherwise rejects Lessor's offer to lease he Contiguous Space, then in any such event this right to first offer shall terminate for that specific Contiguous Space, provided Landlord enters into a lease with the Third Party within ninety (90) days after the end of the Lease Negotiation Period. Upon such termination of this Right of First Offer, Lessor shall be free to enter into a lease with that specific Third Party for all or any portion of the Contiguous Space upon any terms whatsoever, including without limitation terms less favorable to Lessor than the Acceptable Lease Terms, without first offering to lease such Contiguous Space to TENANT. If Landlord fails to enter into a lease with that specific Third Party with said ninety (90) day period, TENANT's rights under this Exhibit D shall continue in full force and effect.

4. Conditions to Exercise. The effectiveness of TENANT's right of first offer to lease any Contiguous Space, as set forth in this Exhibit F, is in each instance conditioned on the following: (a) TENANT is not in monetary or other default under the terms of the Lease to which this Exhibit F is attached and
(b) Total Shareholder's Equity of TENANT is not less than $10,000,000. If these conditions are not satisfied, then TENANT's acceptance of Lessor's offer to lease the Contiguous Space under this Exhibit D shall be null and void with respect to that Contiguous Space and Lessor shall be free to enter into a lease with a third party of parties for all or any portion of the Contiguous Space upon any terms whatsoever, including without limitation terms less favorable to Lessor than the Acceptable Lease Terms.

5. Effect of Transfer by Lessor. If at any time Lessor sells, exchanges, disposes of, or otherwise transfers all or any portion of the Property which contains Building 3, 160 Mary Crest RD, Henderson, NV. to a third party or third parties, then effective upon the date of such sale, exchange, disposition, or other transfer, the provisions of this Exhibit F shall cease to be of any force or effect with respect to the portion of the Property thus sold, exchanged, disposed of or otherwise transferred.

6. Rights Personal. This right of first offer is personal to TENANT and not transferable or assignable.

        H. LANDLORD COVENANTS. Landlord covenants that, to the best of its actual knowledge, the Work will be designed to conform with applicable building codes and requirements of appropriate governmental agencies. The appropriate governmental agencies are responsible for inspecting the work and issuing approvals, permits and certificates of occupancy if the Work is deemed by those responsible agencies to conform to the appropriate laws, regulations and requirements.

Landlord covenants that, to be best of its ability and actual knowledge, the Work will be constructed within the requirements pertaining to the health, safety or welfare of Landlord's employees or the public applicable at the time the Work is performed

        1. NOTIFICATION OF COMPLETION OF WORK. Landlord shall give Tenant notice ten (10) days prior as to when that the Work will be complete. Completion of the Work is defined in Paragraph C of this Rider. Tenant shall be available to inspect the Work within two (2) days after that scheduled completion date. Tenant and Landlord's representative shall inspect the Work together. At that time, Tenant shall notify Landlord, in writing, of any deficiency of the Work compared to the Final Plans, as defined in this Construction of Improvements by Landlord Lease Rider. Any deficiency will be corrected by Landlord within ten (10) days following such written notice from Tenant. Landlord shall notify Tenant when the deficiency has been corrected and Tenant and Landlord's representative shall reinspect the Work together.

If the Work is not completed within seventy-five (75) days of written approval by both Tenant and Landlord of the Final Plans (as defined in this Rider), Tenant may terminate this Lease without any liability to either Tenant or Landlord and all monies paid or advanced to Landlord shall be refunded to Tenant.

              CONSTRUCTION OF IMPROVEMENTS BY LANDLORD LEASE RIDER

        This Rider is attached to and made part of that certain Industrial Real Estate lease dated April 10, 1997, between Pacific Industrial Park LLC, as Landlord, and Multiple Zones International, Inc., as Tenant, covering the Property commonly known as 170 Gallagher Crest Drive, Henderson, NV (the "Lease"). The terms used in this Rider shall have the same definitions as set forth in the Lease. The provisions of this Rider shall prevail over any inconsistent or conflicting provisions of the Lease.

     A. DESCRIPTION OF IMPROVEMENTS. Landlord shall, at Landlord's expense, construct certain improvements on or about the Property (the "Work") in accordance with certain plans and specifications attached hereto as Exhibit "1" and incorporated herein by this reference. Tenant hereby approves the plans and specifications attached hereto as Exhibit "1."

     B. PRELIMINARY PLANS/FINAL PLANS. If the plans and specifications attached hereto are agreed upon as final plans and specifications, (a) initial here, Landlord _______ and Tenant _________, (b) such final plans and specifications are hereinafter referred to as the "Final Plans," and (c) the remainder of this Paragraph shall be inoperative. If the plans and specifications attached hereto are preliminary plans, Landlord shall prepare final working drawings and outlined specifications for the Work and submit such plans and specifications to Tenant for its approval. Tenant shall approve or disapprove such drawings and specifications within five (5) days after receipt from Landlord. Tenant shall have the right to disapprove such drawings and specifications only if they materially differ from the plans and specifications, attached hereto. If Tenant disapproves such drawings and specifications, Landlord and Tenant shall promptly meet in an attempt to resolve any dispute regarding such drawings and specifications. If the parties are unable to agree upon the final working drawings and specifications for the work on or before _______________, Landlord may, at Landlord's option, either (1) terminate this Lease upon seven (7) days' prior written notice to Tenant, in which case neither Landlord nor Tenant shall have further liability to the other,or (2) submit the matter to conclusive and binding arbitration at the cost of Tenant in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Final working drawings and specifications prepared in accordance with this Paragraph B and approved by Landlord and Tenant are hereinafter referred to as the "Final Plans."

     C. COMPLETION OF THE WORK. Landlord shall use its best efforts to complete the Work described in the Final Plans prior to the scheduled Commencement Date set forth in Section 1.05 of the Lease.

     For the purposes of this Paragraph C, the Work shall be conclusively deemed to be substantially completed when all Work described in the Final Plans is completed, except for minor items of work (e.g., "pick-up work") which can be completed with only minor interference with Tenant's conduct of business on the Property.

     D. CHANGES. Landlord's obligation to prepare the Property for Tenant's occupancy is limited to the completion of the Work set forth in the plans and specifications attached hereto as Exhibit "1". Landlord shall not be required to furnish, construct or install any items not shown thereon. If Tenant requests any change, addition or alteration ("Changes") in such plans and specifications or in the construction of the Work, Landlord shall promptly give Tenant an estimate of the cost of such Changes and the resulting delay in the delivery of the Property to Tenant. Within three (3) days after receipt of such estimate, Tenant shall give Landlord written notice whether Tenant elects to proceed with such Changes. If Tenant notifies Landlord in writing that Tenant elects to proceed with such Changes and if Landlord approves such Changes, Landlord shall, at Tenant's expense, promptly make such Changes. If Tenant fails to notify Landlord of its election within the three (3) day period, Landlord may either
(1) make such Changes at Tenant's expense or (2) complete the Work without making such Changes. Tenant shall pay or reimburse Landlord for the costs of such Changes within fifteen (15) days after billing. Any delay caused by Tenant's request for any Changes or from the construction of any Changes shall not, in any event, delay the Commencement Date, which shall occur on the date it would have occurred but for such Changes. The Work shall be the property of Landlord and shall remain upon and be surrendered with the Property upon the expiration of the Lease Term.

     E. TENANT'S WORK. All work not within the scope of the Work, such as the furnishing and installing of furniture, trade fixtures, telephone equipment and office equipment shall be furnished

                                                  Initials ____________ Landlord

                                                           ____________ Tenant
and installed by Tenant at Tenant's sole cost and expense. Tenant shall adopt a schedule which is consistent with the schedule of Landlord's contractors and conduct its work in such a manner as to maintain harmonious labor relations and not interfere with or delay the Work of Landlord's contractors. All work and labor to be performed by Tenant shall: (a) be subject to the administrative supervision of Landlord; (b) be carried out in a good and workmanlike manner;
(c) comply with all governmental rules, regulations, statutes and directives;
(d) not commence until proof of insurance reasonably required by Landlord is provided; and (e) not adversely affect the proper functioning of any of the mechanical, electrical, sanitary and other service systems or installations of the Property or the Project which the Property is a part.

     F. BUILDING PERMIT. If for any reason Landlord is not able to obtain a building permit for the Work based solely upon the Final Plans, or upon such modifications thereto as are agreed to by Tenant and Landlord, then this Lease shall be null and void and of no further force and effect. In either event, Landlord shall forthwith return any sums paid to Landlord by Tenant and Landlord and Tenant shall have no further obligations to or claims against the other arising from this Lease.

     G. DELAYS. In the event that Landlord is delayed in completing the Work as a result of: (a) delays in the delivery of non-building standard materials, finishes or installations requested by Tenant; (b) changes to the Final Plans requested by Tenant after approval thereof; (c) the carrying out of work on the Property by Tenant or its contractors; or (d) any other types of delays caused by Tenant, then, in such event, the Work shall be deemed to be substantially completed upon the date Landlord would have completed the Work in the absence of such delays as determined by Landlord's architect or contractor, and, if not already commenced, the Lease Term shall commence.

     H. LANDLORD COVENANTS. Landlord covenants that, to the best of its actual knowledge, the Work will be designed to conform with applicable building codes and requirements of appropriate governmental agencies. The appropriate governmental agencies are responsible for inspecting the work and issuing approvals, permits and certificates of occupancy if the Work is deemed by those responsible agencies to conform to the appropriate laws, regulations and requirements.

Landlord covenants that, to the best of its ability and actual knowledge, the Work will be constructed within the requirements pertaining to the health, safety or welfare of Landlord's employees or the public applicable at the time the Work is performed.

     I. NOTIFICATION OF COMPLETION OF WORK. Landlord shall give Tenant notice ten (10) days prior as to when that the Work will be complete. Completion of the Work is defined in Paragraph C of this Rider. Tenant shall be available to inspect the Work within two (2) days after that scheduled completion date. Tenant and Landlord's representative shall inspect the Work together. At that time, Tenant shall notify Landlord, in writing, of any deficiency of the Work compared to the Final Plans, as defined in this Construction of Improvements by Landlord Lease Rider. Any deficiency will be corrected by Landlord with ten
(10) days following such written notice from Tenant. Landlord shall notify Tenant when the deficiency has been corrected and Tenant and Landlord's representative shall reinspect the Work together.

If the Work is not completed within seventy-five (75) days of written approval by both Tenant and Landlord of the Final Plans (as defined in this Rider), Tenant may terminate this Lease without any liability to either Tenant or Landlord and all monies paid or advanced to Landlord shall be refunded to Tenant.


                                                     Initials           Landlord
                                                             -----------
                                                                        Tenant
                                                             -----------

                                  [FLOOR PLAN]

                             [ENLARGED FLOOR PLAN]

                      ENVIRONMENTAL INDEMNIFICATION RIDER


     This Rider is attached to and made part of that certain lease dated April 10, 1997 between PACIFIC INDUSTRIAL PARK, L.L.C., as Landlord, and MULTIPLE ZONES INTERNATIONAL, INC., as Tenant, covering the Property commonly known as 170 GALLAGHER CREST, HENDERSON, NV (the "Lease"). Terms with initial capital letters herein, but not otherwise defined herein, shall have the same meaning as set forth in the Lease. The provisions of this Rider shall prevail over any inconsistent or conflicting provisions of the Lease.

     SECTION 1.01.  DEFINITIONS. "Hazardous Substance" means:

     (a) Those substances, chemicals and mixtures defined as "hazardous substances," "hazardous materials," "toxic substances," "imminently hazardous chemical substance or mixture," "pesticide," "heavy metal," "hazardous air pollutant," "toxic pollutant," "solid waste," "hazardous waste," "medical waste," or "radioactive waste" in the Toxic Substance Control Act, 15 U.S.C.
Section 2601 et. seq., as now or hereafter amended, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.
Section 9601 et. seq., as now or hereafter amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et. seq., as now or hereafter amended, the Federal Hazardous Substances Act, 15 U.S.C. Section 1261 et. seq., as now or hereafter amended, the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et. seq., as now or hereafter amended, the Clean Air Act, 42 U.S.C. Section 7401 et. seq., as now or hereafter amended, the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 et. seq., as now or hereafter amended, the Emergency Planning and Community Right to Know Act of 1986, 42 U.S.C. Section 11001 et. seq., as now or hereafter amended ("EPCRKA"), the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et. seq., as now or hereafter amended, and the rules, orders and regulations now in effect or promulgated and effective hereafter pursuant to each respective law listed above;

     (b) Those substances defined as "hazardous waste," "radioactive waste," "solid waste," "toxic waste," "pollutant," "hazardous material," "regulated substance," "hazardous substance," "highly hazardous substance," "extremely hazardous substance," "petroleum," "asbestos," or "asbestos containing material" in Nev. Rev. Stat. ch. 459, Nev. Stat. Ch. 444, Nev. Rev. Stat. ch. 445, Nev. Rev. ch. 590, Nev. Rev. Stat. Sections 618.750 - 618.850, inclusive, Nev. Rev. Stat. Section 477.045, as now or hereafter amended, or in the rules, orders and regulations now existing or hereafter promulgated pursuant thereto, or in the Uniform Fire Code as adopted by and now or hereafter in effect in the State of Nevada;

     (c) Those substances listed in the United States Department of Transportation table (49 CFR Section 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); and

     (d) Such other substances, materials and wastes which are regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state or local laws or regulations.

     SECTION 1.02. "Environmental Laws" means the collective laws, rules, orders and regulations described in paragraph 1.01.

     SECTION 2.01. Tenant's Business Activity. Tenant is in the business of manufacturing, processing and/or distributing Computer Products.

     SECTION 2.02. Tenant has informed Landlord that in the normal conduct of Tenant's business the following Hazardous Substance or Hazardous Substances will be placed, stored, used, processed, manufactured, treated, distributed, released or disposed in, on or from the Property:

     (a) NONE. Tenant estimates the quantity on the premises at any one time to be an amount less than ___________________.

     (b) ____________________________. Tenant estimates the quantity on the premises at any one time to be an amount less than ___________________.

     (c) ____________________________. Tenant estimates the quantity on the premises at any one time to be an amount less than ___________________.


                                                         Initials _____ Landlord
                                                                  _____   Tenant

     If additional Hazardous Substances are to be listed, see Exhibit 1 attached hereto and incorporated herein.

     SECTION 2.03. The use, possession, processing, manufacturing, distribution, disposal, and/or release of the Hazardous Substances listed under paragraph 2.02 are regulated pursuant to the Environmental Laws.

     SECTION 2.04. Landlord has consented to Tenant's business activity being conducted on the Property involving Hazardous Substances, which consent is expressly limited to the substances disclosed above, subject to each and every covenant of Tenant stated herein.

     SECTION 3.01. Tenant's Covenants. Tenant shall comply strictly and in all respects with the requirements of the Environmental Laws and shall notify the Landlord promptly in the event of any spill of any Hazardous Substance upon the Property, and shall promptly forward to the Landlord copies of all orders, notices, permits, applications or other communications and reports in connection with any such spill or any other matters relating to Environmental Laws, as they may affect the Property. Tenant shall be fully responsible, at its own expense, for the proper control, use, handling, storage, distribution and disposal of any and all Hazardous Substances related to Tenant's business being conducted on the Property.

     SECTION 3.02. Tenant has provided or will provide to Landlord prior to execution of the Lease copies of each and every license, identification number, permit, or approval that Tenant is required to possess for the conduct of its business under the Environmental Laws. If any identification number, license, permit, or approval is renewed, modified, amended, or reissued during the term of this Lease, Tenant will promptly deliver a copy of the same to Landlord. Tenant shall provide Landlord with a copy of any and all inspection reports received by Tenant resulting from, or related to, an inspection of the Property conducted by any federal, state or local authority.

     SECTION 3.03. Tenant shall not change the quantity nor the type of Hazardous Substances described herein without the prior written consent of the Landlord.

     SECTION 3.04. Tenant will not hereafter cause or suffer to occur, a spill, release, discharge or disposal of any Hazardous Substances at, upon, under or within the Property, any portion thereof, or any contiguous real estate. Tenant shall not permit the discharge of any Hazardous Substance into the sanitary or storm sewer or water system serving the property or the surrounding area, or into any municipal or other governmental water system or storm and/or sanitary sewer system in violation of any Environmental Law.

     SECTION 3.05. Tenant shall provide Landlord annually on each anniversary date of the Lease a written certification, also signed by the manager of operations of Tenant at the Property, certifying that:

     (a) Tenant's business has been conducted in full compliance with the Environmental Laws;

     (b) All Hazardous Substances related to Tenant's business are disclosed in the Lease or said certificate;

     (c) The method and frequency of off-site disposal of Hazardous Substances from the Property, as described in the certificate, are in compliance with the Environmental Laws.

     SECTION 3.06. Tenant, promptly upon the written request of Landlord from time to time, shall provide the Landlord or the Landlord's agent with access to the property to conduct an environmental site assessment or prepare an environmental audit report with respect to the Property. In connection with such assessment Tenant shall permit Landlord or Landlord's agents to inspect, sample, and test the Property and to inspect and copy Tenant's records relating, to the use, generation, storage, processing, release and disposal of Hazardous Substances at the Property. Tenant acknowledges that the results of such an inspection may be used by Landlord, at Landlord's sole election, to determine Tenant's compliance with the covenants contained herein.

     SECTION 3.07. If a spill, release, discharge or accident involving one or more Hazardous Substances occurs at, under, in or on the Property, Tenant will immediately respond to such event taking prudent emergency action in compliance with the Environmental Laws. Tenant shall notify

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                                                                _______   Tenant

Landlord of any such event as soon as reasonably practicable after the occurrence of such event by telephone (and promptly confirm such oral notice in writing) giving complete information regarding the type, amount and location of the Hazardous Substance or Hazardous Substances involved in such event. Within fifteen (15) days of the occurrence of the event Tenant shall submit a written remedial action plan, including the location for off-site disposal, to Landlord. Any remedial action plan shall be in full compliance with the Environmental Laws.

     SECTION 3.08. Upon Landlord's reasonable request, Tenant shall provide Landlord with a copy of an Emergency Response Plan, which shall be kept current at all times, relating to the Hazardous Substances connected with Tenant's business. If Tenant is required to file an Emergency Response Plan pursuant to EPCRKA, Tenant shall provide Landlord with a copy of such report concurrently with filing the report with the respective government agencies.

     SECTION 3.09. Tenant will not modify or remodel the Property, install or construct any tanks, vessels, sumps, clarifiers or any other similar structures (collectively "Tanks") above or below ground to store, mix, process, manufacture or dispose Hazardous Substances without the prior written consent of Landlord. Any request submitted to Landlord by Tenant for the installation or construction of such Tanks must be submitted together with copies of all permits, licenses or approvals required under the Environmental Laws in connection with the installation or construction of such Tanks, and copies of the plans and specifications of each such Tank.

     SECTION 3.10. Tenant for itself and its successors and assigns undertakes to protect, indemnify, save and defend Landlord, its agents, employees, directors, officers, shareholders, affiliates, consultants, independent contractors, successors and assigns (collectively referred to as "Indemnitees") harmless from any and all liability, loss, damage and expense, including attorneys' fees, claims, suits and judgments that Landlord or any other Indemnitee, whether as Landlord, owner of the Property or otherwise, may suffer as a result of, or with respect to:

     (a) The deposit, storage, disposal, burial, dumping, injecting, spilling, leaking or other placement or release in, under or on the Property of a Hazardous Substance, including, but not limited to, asbestos;

     (b) Any Environmental Law, including the assertion of any lien thereunder;

     (c) Any spill of or the presence of any Hazardous Substance affecting the Property whether or not the same originates or emanates from the Property or any contiguous real estate, including any loss of value of the Property as a result of a spill of or the presence of any Hazardous Substance;

     (d) Any other matter affecting the Property within the jurisdiction of the United States Environmental Protection Agency or the Nevada State Environmental Commission or the Nevada Department of Conservation and Natural Resources or the Nevada Department of Commerce; and

     (e) The presence in, on or under, or the release, escape, seepage, leakage, discharge, or migration to, at or from, the Property of any Hazardous Substance, where any such liability relates to any condition arising on, at or under the Property, whether such condition arose prior to, during, or after the term of the Lease, whether such condition was known or unknown to Tenant, whether or not such condition is disclosed in any report to Landlord and whether or not such condition worsens after the date hereof.

     SECTION 3.11. Tenant's liability hereunder shall, without however limiting the indemnity provided in Section 3.10 hereof, extend to and include:

     (a) All costs, expenses and attorneys' fees incurred or sustained by any Indemnitee in making any investigation on account of any claim, demand, loss, liability, cost, charge, suit, order, judgment or adjudication, in prosecuting or defending any action brought in connection therewith, in obtaining or seeking to obtain a release therefrom and in enforcing any of the agreements herein contained;

     (b) Liability for costs of removal or remedial action incurred by the United States Government or the State of Nevada, or response costs incurred by any other person, or damages from injury to, destruction of, or loss of natural resources, including, without limitation, the reasonable costs of assessing such injury, destruction or loss, incurred pursuant to CERCLA;


                                                   Initials             Landlord
                                                           -------------
                                                                          Tenant
                                                           ---------------
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
     (c) Liability for clean-up costs, fines, damages or penalties incurred pursuant to the provisions of any applicable Environmental Law;

     (d) Liability for costs and expenses of abatement, correction or clean-up, fines, damages, response costs or penalties which arise from the provisions of any other statute, state or federal; and

     (e) Liability for personal injury or property damage arising under any statutory or common-law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance, or for the carrying on of an abnormally dangerous activity, and response costs.

     SECTION 3.12. In the event of any spill of or the presence of any Hazardous Substance affecting the Property, whether or not the same originates or emanates from the Property or any contiguous real estate, and/or if Tenant shall fail to comply with any of the requirements of any Environmental Law, Landlord may, without notice to Tenant, at its election, but without the obligation so to do, give such notices and/or cause such work to be performed at the Property and/or take any and all other actions as Landlord shall deem necessary or advisable in order to remedy said spill of Hazardous Substance or cure said failure of compliance and any amounts paid as a result thereof, together with interest thereon at the rate of fifteen percent (15%) per annum, from the date of payment by Landlord, shall be immediately due and payable by Tenant to Landlord.

     SECTION 3.13. Landlord, upon giving Tenant ten (10) days prior notice, shall have the right in good faith to pay, settle or compromise, or litigate any claim, demand, loss, liability, cost, charge, suit, order, judgment or adjudication under the belief that it is liable therefor, whether liable or not, without the consent or approval of Tenant unless Tenant within said ten (10) day period shall protest in writing and simultaneously with such protest deposit with Landlord collateral satisfactory to Landlord sufficient to pay and satisfy any penalty or interest which may accrue as a result of such protest and any judgment or judgments as may result, together with attorneys' fees and expenses.

     SECTION 3.14. Tenant shall, at Landlord's election, post an environmental reclamation bond with Landlord, payable to Landlord, in the amount of ___________. Tenant shall keep such bond in effect during the term of this Lease. Should the nature of Tenant's business change increasing the quantity or variety of Hazardous Substances at the Property, Tenant agrees that it will post a new bond in the reasonable amount as determined by Landlord upon notice by Landlord that a bond increase is required.

     SECTION 4.01. GENERAL CONDITIONS. No delay or omission of Landlord in exercising any right or power shall be construed as a waiver of any default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. Landlord may, at its option, waive any of its rights hereunder and any such waiver shall not be deemed a waiver of Landlord's other rights hereunder. No waiver of any default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent default.

     SECTION 4.02. Any and all notices and demands required or desired to be given hereunder shall be given in the form and delivered in the manner as provided in Section 13.06 of the Lease.

     SECTION 4.03. In addition to the instruments and documents mentioned or referred to herein, Tenant will, at its own cost and expense, supply Landlord with such other instruments, documents, information and data as may, in Landlord's opinion, be reasonably necessary for the purposes hereof, all of which shall be in form and content acceptable to Landlord.

     SECTION 4.04. The provisions in this Rider shall inure to the benefit of Landlord, its successors and assigns and bind Tenant, its heirs, executors, administrators, successors and assigns, and no other person or persons shall have any rights or remedies under or by reason of this Rider.

     SECTION 4.05. The provisions of this Rider are not intended to supersede the provisions of the Lease but shall be construed as supplemental thereto.

     SECTION 4.06. Tenant's representations, warranties and covenants herein shall survive the expiration, termination or abandonment of the Lease relating to the Property.

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                                                       Initials _______ Landlord

                                                                _______ Tenant

     SECTION 4.07. The various rights, options, elections and remedies of Landlord hereunder shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, option, election or remedy provided in any other agreement or by law.

     Landlord and Tenant have signed this Rider at the place and on the dates specified adjacent to their signatures below and have initialed all Exhibits which are attached hereto and incorporated by reference in this Rider.

Signed on 4/10, 1997                    LANDLORD

at Las Vegas, NV                        PACIFIC INDUSTRIAL PARK LLC
                                        PACIFIC PROPERTIES

                                        By: [SIG]
                                            -----------------------
                                        Its: Exec VP
                                             ----------------------


                                        By:
                                            -----------------------
                                        Its:
                                             ----------------------

Signed on April 3, 1997                 TENANT

at Renton, WA                           MULTIPLE ZONE INTERNATIONAL, INC.

                                        By: [SIG]
                                            -----------------------
                                        Its: VP OPERATIONS
                                             ----------------------


                                        By:
                                            -----------------------
                                        Its:
                                             ----------------------


                                       5


                                                       Initials _______ Landlord

                                                                _______ Tenant